UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 22, 2021

HYATT HOTELS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-34521	20-1480589
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 North Riverside Plaza Chicago, IL	60606
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (312) 750-1234

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, $0.01 par value	H	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

Class A Common Stock Offering; Underwriting Agreement

On September 27, 2021, Hyatt Hotels Corporation (the “Company”) issued and sold 8,050,000 shares (the “Shares”) of its Class A common stock, par value $0.01 per share (“Class A common stock”), including 1,050,000 shares of Class A common stock issued in connection with the full exercise by the Underwriters (as defined below) of their option to purchase additional shares of Class A common stock, in a registered public offering (the “Offering”) pursuant to an effective Registration Statement on Form S-3 (File No. 333-249931) (the “Registration Statement”) and an Underwriting Agreement, dated September 22, 2021 (the “Underwriting Agreement”), between the Company and J.P. Morgan Securities LLC, as representative of the several underwriters named therein (the “Underwriters”).

The Company received net proceeds from the Offering of approximately $575.2 million, after deducting the underwriting discount and estimated offering expenses payable by the Company. The Company intends to use the net proceeds of the Offering to fund a portion of the purchase price for its pending acquisition of Apple Leisure Group (the “Apple Leisure Group Acquisition”) or, if the Apple Leisure Group Acquisition is not consummated, for general corporate purposes, which may include repayment of indebtedness or payment of fees and expenses related to the Offering.

The Underwriting Agreement is filed herewith as Exhibit 1.1 and is incorporated by reference herein. The Underwriting Agreement is also filed with reference to, and is hereby incorporated by reference in, the Registration Statement.

Legal Opinion Letter

In connection with the Offering, a legal opinion letter of Latham & Watkins LLP regarding the legality of the issuance and sale of the Shares is attached as Exhibit 5.1 hereto. The legal opinion letter is also filed with reference to, and is hereby incorporated by reference in, the Registration Statement.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Document Description

1.1	Underwriting Agreement, dated September 22, 2021, between the Company and J.P. Morgan Securities LLC, as representative of the several underwriters named therein.

5.1	Opinion of Latham & Watkins LLP, dated September 27, 2021.

23.1	Consent of Latham & Watkins LLP (included in Exhibit 5.1).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hyatt Hotels Corporation

Date: September 27, 2021	By:	/s/ Joan Bottarini
		Name:	Joan Bottarini
		Title:	Executive Vice President, Chief Financial Officer